UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 15, 2013

FXCM Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34986	27-3268672
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

55 Water Street, FL 50 New York, NY, 10041

(Address of Principal Executive Offices) (Zip Code)

(646) 432-2986

 (Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On November 15, 2013, FXCM Inc. (the “Company”) entered into an amendment to its existing credit agreement (the “Amended Credit Agreement”). The Amended Credit Agreement was amended to, among other things, increase the lenders’ commitments to $205,000,000 and allow the Company to seek additional commitments from new and existing lenders in the future, up to an aggregate facility size not to exceed $250,000,000. The Amended Credit Agreement also provides the Company with continued financial and investment flexibility as long as the Company is within certain financial covenants and further allows the Company to pursue more acquisitions where the Company has Control (as defined in the Amended Credit Agreement) of the new entity. The final maturity date of the Amended Credit Agreement is December 19, 2016. Pricing for the Amended Credit Agreement will continue unchanged from the previous credit facility.

The description above is only a summary of the material provisions of the Amended Credit Agreement and does not purport to be complete and is qualified in its entirety by reference to the provisions in such Amended Credit Agreement, which is attached hereto as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 to this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 18, 2013, the Registrant issued a press release announcing the Amended Credit Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Exhibit Description

10.1	Fifth Amendment to Credit Agreement and Amendment to Guaranty, dated November 15, 2013 by and among FXCM Holdings, LLC, the guarantors and lenders party thereto, and Bank of America, N.A., as administrative agent.

99.1	Press Release, dated November 18, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

FXCM INC.

By:	/s/Robert Lande
	Name:	Robert Lande
	Title:	Chief Financial Officer

Date:  November 18, 2013

Exhibit Index

Exhibit No.	Exhibit Description

10.1	Fifth Amendment to Credit Agreement and Amendment to Guaranty, dated November 15, 2013 by and among FXCM Holdings, LLC, the Guarantors, the Lenders and Bank of America, N.A., as administrative agent.

99.1	Press Release, dated November 18, 2013